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                                                             EXHIBIT 23.2



                         CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-3 (No. 333-41203) of Mission West Properties of our report dated February 11, 1997, except as to the 1 for 30 reverse stock split discussed in Note 1, which is as of November 10, 1997, appearing on page F-12 of this Form 10-K.

PRICE WATERHOUSE LLP

San Diego, California
March 27, 1998